Exhibit 10.20

AMENDMENT NO. 1

TO CONSULTING AGREEMENT

This Amendment No. 1 to the Consulting Agreement, dated as of June 18, 2020 (this “Amendment”), is entered into by and between Chloe Ox Holdings, LLC, now known as Cure TopCo, LLC, a Delaware limited liability company (the “Company”) and Eir Partners, LLC, a Delaware limited liability company (“Consultant”). Capitalized terms used but not defined elsewhere in this Amendment shall have the meanings ascribed to them in the Consulting Agreement, dated as of March 7, 2019, by and between the Company and Consultant (the “Agreement”).

WHEREAS, the Company and Consultant wish to amend the Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and Consultant agree as follows:

1. Amendment to Section 4.1(a). The reference to “$10,000” in Section 4.1(a) of the Agreement hereby is amended to be “$15,000”.

2. No Further Amendment. Except as amended hereby, the Agreement shall remain in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

“THE COMPANY”:	CURE TOPCO, LLC (f/k/a CHLOE OX HOLDINGS, LLC

	By:	/s/ Kyle Armbrester
	Name:	Kyle Armbrester
	Title:	Chief Executive Officer

“CONSULTANT”	EIR PARTNERS, LLC

/s/ Bret S. Carlson
Bret S. Carlson
Founder & CEO

Address:

Eir Partners, LLC 37 W. 57th Street 5th Floor New York, NY 10013 Attention: Bret Carlson Email: